                                                                    EXHIBIT 3.18

                       CERTIFICATE OF LIMITED PARTNERSHIP

1. Name of Partnership:                 IMCO Management Partnership, L.P.

2. Address of Principal Office:         5215 North O'Connor Blvd.
                                        Suite 940
                                        Central Tower at Williams Square
                                        Irving, Texas 75039

3. Name and Address of                  Paul V. Dufour
   Registered Agent                     5215 North O'Connor Blvd.
   & Registered Office:                 Suite 940
                                        Central Tower at Williams Square
                                        Irving, Texas 75039

4. General Partner:

   Name:                                IMCO Recycling Inc.

   Mailing Address:                     5215 North O'Connor Blvd.
                                        Suite 940
                                        Central Tower at Williams Square
                                        Irving, Texas 75039

   Street Address of Business:          5215 North O'Connor Blvd.
                                        Suite 940
                                        Central Tower at Williams Square
                                        Irving; Texas 75039

5. Other Matters:                       The General Partner has
                                        determined not to include any
                                        other matters.

       Executed this 2nd day of December, 1991.

                                        GENERAL PARTNER:

                                        IMCO RECYCLING INC.,
                                        a Delaware corporation

                                        By: /s/ Paul V. Dufour
                                            ------------------------------------
                                            Paul V. Dufour
                                            Senior Vice President-
                                               Finance and Administration

                             CONSENT TO USE OF NAME

         IMCO MANAGEMENT COMPANY, a corporation organised under the laws of the State of Delware, hereby consents to the organization-qualification of IMCO Management Partnership L.P. in the State of Texas.

         IN WITNESS WHEREOF, IMCO MANAGEMENT COMPANY has caused this consent to be executed by its vice president this 3rd day of December, 1991.

                                        IMCO MANAGEMENT COMPANY

                                        BY: /s/ Robert R. Holian
                                            --------------------
                                            Robert R. Holian,
                                            Vice President

                                     [SEAL]

                               THE STATE OF TEXAS
                               SECRETARY OF STATE

ANTONIO O. GARZA, JR.
SECRETARY OF STATE

1. THE NAME OF THE LIMITED PARTNERSHIP IS IMCO MANAGEMENT PARTNERSHIP, L.P.

2. IT IS ORGANIZED UNDER THE LAWS OF THE STATE OR TERRITORY OF TEXAS

3. THE STREET ADDRESS OF THE REGISTERED OFFICE OF THE LIMITED PARTNERSHIP IN TEXAS IS 5215 N. O'CONNOR BLVD., STE. 940 IRVING, TX
   (MAKE CHANGES HERE)

4. THE NAME OF THE REGISTERED AGENT AT THAT ADDRESS IS

   PAUL V. DUFOUR
   (MAKE CHANGES HERE)

5. THE ADDRESS OF THE PRINCIPAL OFFICE IN THE UNITED STATES WHERE THE RECORDS ARE TO BE KEPT OR MADE AVAILABLE UNDER SECTION 1.07 OF THE TEXAS REVISED LIMITED PARTNERSHIP ACT IS

   5215 N. O'CONNOR BLVD., STE. 940 IRVING, TX 75039

6. THE NAME, MAILING ADDRESS, AND STREET ADDRESS OF THE BUSINESS OR RESIDENCE OF EACH GENERAL PARTNER IS:

                     MAILING             STREET
  NAME               ADDRESS             ADDRESS               CITY, STATE
 IMCO RECYCLING      5215 N. O'CONNOR BLVD.,  STE. 940    IRVING, TX 75039X 7503 [ILLEGIBLE]
-------------------------------------------------------------------------------------------
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

7. THE FOREGOING INFORMATION IS GIVEN AS OF THE DATE OF THE EXECUTION OF THIS
   REPORT:
                                             IMCO RECYCLING INC.

DATED 6/24, 1997                         By: /s/ Paul V. Dufour
                                             --------------------------
                                                  GENERAL PARTNER

INSTRUCTIONS: ALL ITEMS MUST BE COMPLETED. MARK CHANGES TO ITEMS 3, 4, 5 ON FORM, AS NECESSARY. ONLY ADDRESS CHANGES MAY BE NOTED TO ITEM 6. CHANGES, ADDITIONS, AND DELETIONS TO THE NAMED GENERAL PARTNERS REQUIRE AN AMENDMENT TO THE CERTIFICATE Of LIMITED PARTNERSHIP. ONE GENERAL PARTNER MUST SIGN. RETURN COMPLETED FORM AND $50 FILING FEE WITHIN 30 DAYS TO: SECRETARY OF STATE, CORPORATIONS SECTION, P.O. BOX 13697, AUSTIN, TX., 78711-3697.